INVESTMENT REPRESENTATION AGREEMENT
                     REGARDING OFFSHORE SUBSCRIPTIONS



Delta Petroleum Corporation
555 17th Street, Suite 3310
Denver, Colorado 80202


Gentlemen:

     1. Subscription. The undersigned Fondo de Adquisciones E Inversiones Internacionales XL S. A. 1474-1000; San Jose, San Jose, Costa Rica, hereby agrees to acquire from Delta Petroleum Corporation ("Seller", "Delta" or "Company") 80 shares of restricted and legended Series C Convertible Preferred stock of Delta Petroleum Corporation (collectively the "Securities"), for $800,000 in a private negotiated transaction pursuant to the U.S. Securities and Exchange Commission Regulation S and/or other applicable statute, rule and\or regulation. The delivery of the certificate representing the Securities and the payment therefore in certified funds shall take place on or before May 17, 1996 ("Closing Date"). Each share of Series C Convertible Preferred Stock shall be convertible into common stock as provided in the copy of the "Statement of Designation and Determination of Preferences of Series C Convertible Preferred Stock of Delta Petroleum Corporation" attached hereto as Exhibit A.

     2. Representations and Warranties. The undersigned warrants and represents to Seller and to the Company that:

          a.   Offshore Transaction.

            (i) Undersigned is not a U.S. person as that term is defined under Regulation S as promulgated by the Securities and Exchange Commission ("SEC") under authority of the Securities Act of 1993, as amended ("Act").

            (ii) At the time the buy order was originated, undersigned was outside the United States.

            (iii) Undersigned is purchasing for its own account and not on behalf of any U.S. Person, and the sale has not been pre-arranged with a buyer in the United States.

            (iv) Each distributor participating in the offering of the Securities, if any, has agreed in writing that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing Date of the transaction and ending the later of 40 days thereafter or as set forth in the legend at Paragraph 3 herein shall be made in compliance with the Issuer Safe Harbor, pursuant to registration of Securities under the Act or pursuant to an exemption from such registration requirements.

            (v) The undersigned represents and warrants and hereby agrees that all offers and sales of the Securities of the Company acquired hereby prior to the expiration of a period commencing on the Closing Date of the transaction and ending the later of 40 days thereafter or as set forth in the legend at Paragraph 3 herein shall be made in compliance with the Issuer Safe Harbor, pursuant to registration of Securities under the Act or pursuant to an exemption from registration.

            (iv) All offering documents received by the undersigned include statements to the effect that the Securities have not been registered under the Act and may not be offered or sold in the United States or to U.S. persons during a period commencing on the Closing Date of the transaction and ending the later of 40 days thereafter or as set forth in the legend at Paragraph 3 herein unless the Securities are registered under the Act or an exemption from the registration requirements is available.

          b. The undersigned will not take, or cause to be taken, any action that would cause it to be deemed an underwriter of the Securities, as defined in Section 2(11) of the Act. The Purchaser is acquiring the Shares for its own account, for investment purposes only and without the intent toward the further resale or distribution thereof.

          c. The undersigned has been afforded and has utilized an opportunity to examine such documents and obtain such information concerning the Company as it may have requested, including without limitation all publicly available information, and has had the opportunity to request such other information (and all information so requested has been provided) for the purpose of verifying the information furnished to it and for the purpose of answering any questions it may have had concerning the business affairs of the Company and it has reviewed to the extent desired by it, the Articles, Bylaws and Minutes of the Company, documentation concerning the Company's financial condition, assets, liabilities, share ownership and capital structure, operations, sales, management, relationship with Amber Resources Company and Delta Petroleum Corporation; all documents, comment letters and responses thereto relating to the Company's pending S-3 Registration Statement; the existing but thinly traded public market; public filings; litigation; leases and lease-related obligations (and the geology and related properties of such leases), and other material contracts and matters and all documents filed with the SEC to date.

          d. The undersigned (and its officers, directors and/or agents, as applicable) have had an opportunity to personally ask questions of, and receive answers from, one or more of the officers and directors of the Company and/or the attorneys for the Company to ascertain and verify the accuracy and completeness of all material information regarding the Company, its business and its officers, directors, and promoters. The undersigned has had an opportunity to ask questions of and receive answers from duly designated representatives of the Company concerning the terms and conditions pursuant to which the Securities are being acquired by it.

          e. The undersigned understands that its acquisition of the Securities from the Company is a negotiated private transaction.

          f. By reason of its knowledge and experience (and that of its officers and directors and/or advisors and investment bankers) in financial and business matters in general, and investments in particular, the undersigned is capable of evaluating the merits and risks of an investment in the Securities.

          g. The undersigned is capable of bearing the economic risks of an investment in the Securities. The undersigned's present financial condition is such that it is under no present or contemplated future need to dispose of any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness. The undersigned is an accredited investor within the meaning of Rule 501 promulgated under the Act.

          h. If required to do so, the undersigned has retained to advise it, as to the merits and risks of a prospective investment in the Securities, a purchaser representative, legal counsel, financial and accounting advisors, investment bankers, etc.

          i. The undersigned understands that no federal or state agency of either the U.S. or Costa Rica or any other jurisdiction has passed on or made any recommendation or endorsement of the Securities.

          j. The undersigned hereby represents and warrants to Seller and to the Company that all of the representations, warranties and acknowledgements contained in this agreement, and the agreements to which this document is attached as an exhibit are true, accurate and complete as of the date herein and acknowledges that the Company, its officers, directors, agents, and affiliates have relied on its representations and warranties herein in consenting to the restricted issuance and/or transfer of the Securities and the undersigned hereby agrees to indemnify and hold the Seller and the Company (together with its officers, directors, agents and affiliates) harmless with respect to any and all expenses, claims or litigation (including without limitation reasonable attorney's fees related thereto) arising from or related to breach of any warranty or representation herein.

     3. Restrictions. The undersigned acknowledges and understands that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

     There is a limited trading market in Securities of the Company as of this date on the small cap NASDAQ Stock Market and there is no assurance such trading market will develop further or, if developed, will continue or be substantial or liquid if it continues.

     Any and all certificates representing the Securities and any and all Securities issued in replacement or conversion thereof or in exchange thereof shall bear either the transfer agent's usual restrictive legend for restricted shares or the following legend, or one substantially similar thereto, which the undersigned has read and understands:

          The shares represented by this certificate
          ("Shares") have been issued pursuant to
          Regulation S promulgated under the Securities
          Act of 1933, as amended ("Act") and certain contractual agreements. These shares may be sold without restriction and freely transferred to foreign nationals or companies by the registrar of the Company's shares.
          However, no United States national or company can buy or transfer any of the shares prior to (a date will be inserted here which is 41 days subsequent to the payment for and delivery of the shares) in the absence of an effective registration statement pursuant to the Act and other applicable Securities laws of the United
          States, or exemption therefrom.

     The undersigned further agrees that the Company shall have the right to issue transfer instructions to its transfer agent, if any, or to note a transfer instruction in its stockholder records, as per the legend above, and it acknowledges that the Company has informed it of its intention to issue such instructions when and if necessary.

     4.   Company's Representations.

          a. Reporting Company Status. The Company is a reporting company as defined by Rule 902 of Regulation S. The
Company is in full compliance with all reporting obligations under
Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

          b.   Offshore Transaction.

            (i) The Company has not offered these Securities to any person in the United States or to any U.S. person as that term is defined in Regulation S.

            (ii) At the time the buy order was originated, the Company and/or its agent reasonably believed undersigned was outside of the United States and was not a U.S. person.

            (iii) The Company and/or its agent reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

     5.   Exemption: Reliance on Representations.

     Undersigned understands that the Securities are not being registered under the Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of Regulation S apply to this transaction.

     6. Conditions to the Seller's Obligation to Sell the Shares. The obligations of the Seller under this Agreement are subject, in the discretion of the Company, to the satisfaction at or prior to the Closing Date of the following conditions.

          (a) The Company's receipt of the Purchase Price for the Shares, as described in paragraph 1 of this agreement.

          (b) The representations and warranties made by the Purchaser in this agreement were true when made and shall be true as at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.

          (c) All of the terms, covenants and conditions of this Agreement to be complied with and performed by Purchaser on or prior to the Closing Date shall have been fully complied with and performed.

          (d) Purchaser shall have provided the Company with a certified copy of resolutions of the Board of Directors of the Purchaser authorizing the purchase of the Shares and the transactions contemplated herein.

     7.   Conditions to the Purchaser's Obligation to Buy the
Shares. The obligations of the Purchaser under this Agreement are subject in the discretion of the Purchaser, to the satisfaction at or prior to the Closing Date of the following conditions:

          (a) Delivery of the Shares to the Purchaser together with a certified copy of resolutions of the Board of Directors of the Seller, authorizing the sale of the Shares and the transactions contemplated herein.

          (b) The representations and warranties made by the Company in this Agreement were true when made and shall be true as at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.

          (c) All of the terms, covenants and conditions of this Agreement to be complied with and performed by the Company on or prior to the Closing Date shall have been fully complied with and performed.

          (d) The Company's legal counsel shall have supplied the Company's transfer agent with instructions, based upon an opinion of purchaser's legal counsel, that the legend set forth on the certificates evidencing the Shares can be removed upon the effectuation of the sale of the Shares contemplated herein to Purchaser in accordance with Regulation S and all stop transfer order notations with respect to the Shares have been removed from the transfer agent's books and records with respect thereto.

     8. Conversion. The Series C Convertible Preferred Stock purchased hereunder may be converted in accordance with the terms contained in the Statement of Designation and Determination of Preferences of Series C Convertible Preferred Stock of Delta Petroleum Corporation attached hereto as Exhibit A provided that, without the Company's consent; no more than 27 shares may be converted until after forty five (45) days of Closing Date; no more than 27 shares may be converted until after sixty (60) days of Closing Date; and balance may not be converted until after seventy five (75) days of Closing Date.

     9. Notices. Any notices or other communications required or permitted hereby shall be sufficiently given if sent by registered or certified mail, postage prepaid, return receipt requested, and, if to the Company, at the address to which this agreement is addressed, and if to the undersigned, at the address set forth below its signature hereto, or to such other addresses as either you or the undersigned shall designate to the other by notice in writing.

     10. Investment Banking Fee. The undersigned acknowledges that seller will pay an investment banking fee equal to 10% or the proceeds from the sale of the Securities to the Bruce R. Knox
Corporation.

     11. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Seller and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of the undersigned.

     12. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Colorado and, to the extent it involves any United States statute, in accordance with the laws of the United States, and jurisdiction and venue for any dispute related hereto shall be in the District Court for the City and County of Denver, Colorado.

     13. Counterparts. This agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterparts.

                                   FONDO DE ADQUISCIONES
                                   E INVERSIONES
                                   INTERNACIONALES XL S. A.


                         By:       s/Jose Antonio Gomez
Typed or Printed Name              Signature
                              Jose Antonio Gomez, Presidente


                                  Apartado 1474-1000
                                       Address

                                      San Jose
                               San Jose, Costa Rica
                               City, State and Zip Code

SELLER:

DELTA PETROLEUM CORPORATION

By:   s/Aleron H. Larson, Jr.
    Authorized Officer

Dated:     5/30            , 1996



                         STATEMENT OF DESIGNATION

                     AND DETERMINATION OF PREFERENCES

                                    OF

                           SERIES C CONVERTIBLE

                              PREFERRED STOCK

                      OF DELTA PETROLEUM CORPORATION

TO THE SECRETARY OF STATE OF THE STATE OF COLORADO:

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned Aleron H. Larson, Jr. and Roger A. Parker Secretary and President, respectively, of Delta Petroleum Corporation, (the "Corporation") a Colorado corporation, submit the following Statement of Designation and Determination of Preferences of Series C Convertible Preferred Stock.

     FIRST:  The name of the Corporation is Delta Petroleum
Corporation, a Colorado corporation.

     SECOND: At a meeting of the board of directors of the corporation held on April 29, 1996, and at which a quorum was duly present and acting throughout, the following resolution was unanimously adopted:

     WHEREAS the Articles of Incorporation of the corporation authorize a class of preferred shares of stock consisting of 3,000,000 shares having a par value of $.10 per share, issuable from time to time in one of more series; and

     WHEREAS the board of directors of the corporation is authorized, subject to limitation prescribed by law and by the provision of Article FOURTH of the corporation's Articles of Incorporation, to establish and fix the number of shares to be included in any series of preferred and the designation, rights, preferences and limitation of the shares to be included in any series of preferred stock and the designation, rights, preferences and limitation of the shares of such series; and

     WHEREAS it is the desire of this board of directors to issue, establish and fix a series of preferred stock and the designation, rights, preferences and limitation of the shares of such series.

     NOW THEREFORE BE IT RESOLVED that pursuant to Article FOURTH of the corporation's Articles of Incorporation there is hereby established a series of 1,000 shares of preferred stock of the corporation, to have the designation, rights, preferences and limitation set forth in such Article FOURTH as modified in the paragraphs below:

     (1) Designation. The 1,000 shares of such series shall be designated "Series C Convertible Preferred Stock." Such series shall hereinafter be referred to as the "Series C Preferred Stock."

     (2)  Voting Rights.  The holders of the shares of Series C
Preferred Stock shall have no voting rights.

     (3) Conversion Rights. (a) For a period of six months from the date of issuance, each of the shares of Series C Preferred Stock shall be convertible at any time and from time to time at the option of the respective holders thereof into fully paid and non-assessable shares of the Corporation's common stock (the "Common Stock") upon and subject to the terms and conditions set forth in the following subparagraphs of this paragraph, and of any investment representation agreement or similar document directly related to such issuance.

          (b) Each share of Series C Preferred Stock shall be convertible into the number of shares of Common Stock determined by a fraction the numerator of which is $10,000 and the denominator of which is the lesser of $4.50 or 65% of the five day average closing price of the corporation's shares as reported by NASDAQ (or if not then listed on NASDAQ then by such exchange or market where traded) for the five trading days prior to conversion; provided that the conversion price represented in the denominator may never be lower than $3.00 per share. In the event that 65% of the five day average closing price is less than $3.00 per share then $3.00 shall be used as the denominator. The number of shares of Common Stock issuable at any time upon conversion of one share of Series C Preferred Stock is hereinafter referred to as the "Conversion Rate".

          (c) (i) In any of the following events, occurring hereafter, appropriate and equitable adjustment shall be made in the Conversion Rate, so as to maintain the proportionate interest of each holder of the Series C Preferred Stock: (A) any declaration of a dividend on the Common Stock, payable in Common Stock or securities convertible into Common Stock; (B) any decrease in the number of outstanding shares of the Common Stock by a combination, consolidation or reclassification of shares; (C) any increase in the number of outstanding shares of the Common Stock by a split-up or reclassification of shares; or (D) any distribution by the corporation to any of the holders of the Common Stock, qua shareholders, of any corporate property (excluding cash dividends payable out of funds legally available therefor).

              (ii) If there shall be effected any consolidation or merger of the corporation with another corporation (other than a consolidation of merger in which the corporation is the continuing corporation) or the sale of all or substantially all of the corporation's assets to another corporation, then, as a condition of such consolidation, merger or sale, lawful and fair provision shall be made whereby the holder of any share or shares of Series
C Preferred Stock shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this paragraph (3) and in lieu of the shares of Common Stock of the corporation immediately theretofore purchasable and receivable upon the conversion of such share or shares of Series C Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon such conversion had such consolidation, merger or sale not taken place; and in any such case appropriate provision shall be made with respect to the rights and interests of the holders of shares of Series C Preferred Stock to the end that the provisions hereof (including without limitation, provisions for adjustments of the Conversion Rate) shall thereafter be applicable, as nearly as may be, in relation to any share of stock, securities or assets thereafter deliverable upon the conversion of such share or shares of Series C Preferred Stock. The corporation shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the corporation) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the corporation the obligation to deliver the holders of shares of Series C Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provision, such holder may be then entitled to purchase.

              (iii) No adjustment in the Conversion Rate shall be made if, at the same time as the corporation issues shares of Common Stock as a dividend which, as provided in (i) above, would otherwise call for an adjustment in the conversion Rate, the corporation shall issue shares of Common Stock as a dividend or distribution on the outstanding shares of Series C Preferred stock equal to the dividend or distribution of the shares of Common Stock into which the Series C Preferred Stock is then convertible.

              (iv)  Except as otherwise specifically provided in
(i) above, no adjustment in the Conversion Rate shall be made by reason of the issuance of shares of Common Stock or any security convertible into shares of Common Stock in exchange for cash, property of services.

              (v) Notwithstanding any other provision of this subparagraph (c) of paragraph (3), the corporation shall not be required, except as hereinafter provided, to make any adjustment of the Conversion Rate in any case in which the amount by which such Conversion Rate would be increased would be less than five one hundredths (5/100) of a share of Common Stock, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and made at the time and together with the next subsequent adjustment which, together with any and all such adjustments so carried forward, shall amount to one one-twentieth of a share of Common Stock; in the event of any subdivision or combination of shares of common stick such amount of one-twentieth (as theretofore decreased or increased) shall be proportionately decreased or increased.

              (vi) No fraction of a share of Common Stock shall be issued upon conversion, but in lieu thereof the corporation shall, notwithstanding any other provision of this paragraph (3), pay for such fraction an appropriate amount in cash.

              (vii) Whenever the Conversion Rate is adjusted, the corporation shall deliver prompt written notices to each holder of the Series C Preferred Stock, containing a statement signed by two officers of the corporation, stating the adjusted Conversion Rate and sufficient facts to show the reason for and the manner of computing the adjustments.

              (viii) Neither the purchase or other acquisition by the corporation of any shares of Common stock nor the sale or other disposition of any shares of Common Stock at any time theretofore purchased or otherwise acquired by it shall result in any adjustment of the Conversion Rate or be taken into account in computing any subsequent adjustment of the Conversion Rate.

          (d) Each share of Series C Preferred Stock shall be automatically converted into shares of corporations Common Stock as provided above upon the earlier of:

              (i)  The effectiveness of a registration statement
(or similar document as require by the applicable jurisdiction) related to the shares of Common Stock underlying the conversion right; or

              (ii)  Six months from the date issued; or

              (iii)  June 1, 1997.

          (e) The corporation shall at all times reserve and keep available out of its authorized by unissued shares of Common Stock, for the purpose of effecting the conversion of shares of Series C Preferred Stock, the full number of whole shares of Common Stock then deliverable upon the conversion of all shares of Series C Preferred Stock at the time outstanding.

          (f) The Series C Preferred Stock shall be convertible at the office of the Corporation upon surrender of the certificate or certificates therefore, duly endorsed for transfer. Such conversion shall be deemed to have been made as of the date of such surrender of certificates representing shares of Series C Preferred Stock for conversion and the person entitled to receive the common Stock issuable on such conversion shall be treated for all purposes as having become the record holder of such Common Stock on such date. The corporation shall make no payment or adjustment on account of any dividends accrued on the shares of Series C Preferred Stock surrendered for conversion, except that all dividends accrued and unpaid on such shares up to the dividend payment date immediately preceding such surrender for conversion shall constitute a debt of the corporation payable without interest to the converting stockholder, and no dividend shall be declared or paid in respect to shares of Common Stock until such debt shall be fully paid or sufficient funds set apart for the payment thereof.

     (4) No dividends shall be declared or paid on the corporation's Common Stock prior to the conversion of all shares of Series C Preferred Stock.

     (5) In the event of a liquidation or dissolution (or similar event) of the corporation prior to conversion of the Series C Preferred Stock, the Series C Preferred Stock shall be treated as if it has been converted to Common Stock for all purposes related to such liquidation, dissolution or similar event.

     (6) The Series C Preferred Stock Shall have no other preferences over Common Stock except those specifically set forth above.

     IN WITNESS WHEREOF the undersigned corporation has caused this Statement to be prepared, executed and verified by its duly authorized president and secretary.

     Dated: April 29, 1996

                                 Delta Petroleum Corporation
                             By:    s/Roger A. Parker
                                       President


                             By:    s/Aleron H. Larson, Jr.
                                        Secretary


State of Colorado             )
                              ) ss.
City and County of Denver     )

     I, Sheryl K. Shelton, a notary public, do hereby certify that on this 8th day of May, 1996, personally appeared before me, Roger A. Parker, who, being by me first duly sworn, declared that he is President of Delta Petroleum Corporation, that he signed the foregoing documents as President of the corporation and that the statements contained therein are true.

     In witness whereof I have hereunto set by hand and seal this 8th day of May, 1996.

My commission expires:       5/18/97

                                     s/Sheryl K. Shelton



State of Colorado             )
                              ) ss.
City and County of Denver     )

     I, Sheryl K. Shelton, a notary public, do hereby certify that on this 8th day of May, 1996, personally appeared before me, Aleron H. Larson, Jr., who, being by me first duly sworn, declared that he is Secretary of Delta Petroleum
Corporation, that he signed the foregoing documents as Secretary of the corporation and that the statements contained therein are true.

     In witness whereof I have hereunto set by hand and seal this 8th day of May, 1996.

My commission expires:        5/18/97


                                  s/Sheryl K. Shelton